Binding Agreement

October 20, 2014

The following outlines the terms and conditions under which Dixie Foods International, Inc. ("**DIXI**") or an entity owned and controlled by DIXI (collectively the "**New Tenant**") will:

- take over the space and all of its contents, equipment and tenant improvements (collectively the "**Predecessor Business**") located at 410 South Rampart, Suite 120; Las Vegas, NV 89145 (the "**Location**") from Integrity Food Group, LLC (the "**Seller**"), and

- enter into a new lease with the Location's "**Landlord**"

for the purpose of opening and operating a new restaurant: ***TAPAS - by Alex Stratt***a .

"New Tenant"	Dixie Foods International, Inc. ("**DIXI**") or an entity principally owned and controlled by DIXI.
"Transaction Consideration"	In consideration of facilitating the Transaction, DIXI shall assume from the Predecessor Business: • the payment obligation on a "**Note**" payable by ______ to Bank Of Nevada, which the New Tenant will assume subject to the Closing Conditions below, and • the remaining obligation (_____) by ____ on the Predecessor Business's POS system. It also will issue 50,000 share of restricted DIXI common stock to Gary Decker and Ken Henderson (split equally).
"Closing Conditions"	The consummation of the Transaction shall take place in no more than five business days following satisfaction of the following conditions: • execution of this Agreement; • the New Tenant's renegotiation of the existing "**Lease**" between the Seller and the landlord for the Premises on terms satisfactory to the New Tenant; • the New Tenant's renegotiation of the terms of the Note on terms satisfactory to the New Tenant; • the New Tenant's establishment and set-up of a credit card processing source, and • the New Tenant's acknowledgement from the relevant

	liquor licensing authorities that it can operate and sell liquor temporarily under the Predecessor Business's liquor license while the New Tenant is attempting to procure its own liquor license.
Termination of the LOI	The New Tenant may terminate the Agreement prior to Closing if the Closing has not occurred by November 15, 2014.
Other	KCI shall indemnify the Seller for anything that occurs with regard to the Restaurant once it commences operations of ***TAPAS by Alex Stratta*** and, the Seller shall indemnify KCI for anything that occurs with regard to the Predecessor Business.

The parties hereto agree that they have the authority to enter into this and the other contemplated agreements and, except as disclosed, do not need any other approvals.

The parties hereto agree to expedite the signing of the Management Agreement and Definitive Agreement, both of which will be on terms and conditions substantially in accord with those contained herein.

Agreed as of this date by: 10/20/14

THE SELLER:

Integrity Food Group, LLC
By: ____________
Title: V. pres.

THE NEW TENANT:

____
Dixie Foods International, Inc.
By: Kenneth Antos
Title: CEO and President

GARY DECKER

____

KEN HENDERSON

____

	liquor licensing authorities that it can operate and sell liquor temporarily under the Predecessor Business's liquor license while the New Tenant is attempting to procure its own liquor license.
Termination of the LOI	The New Tenant may terminate the Agreement prior to Closing if the Closing has not occurred by November 15, 2014.
Other	KCI shall indemnify the Seller for anything that occurs with regard to the Restaurant once it commences operations of ***TAPAS by Alex Stratta*** and, the Seller shall indemnify KCI for anything that occurs with regard to the Predecessor Business.

The parties hereto agree that they have the authority to enter into this and the other contemplated agreements and, except as disclosed, do not need any other approvals.

The parties hereto agree to expedite the signing of the Management Agreement and Definitive Agreement, both of which will be on terms and conditions substantially in accord with those contained herein.

Agreed as of this date by:

THE SELLER:

____

Integrity Food Group, LLC
By: Ken Henderson
Title: President

THE NEW TENANT:

____

Dixie Foods International, Inc.
By: Kenneth Antos
Title: CEO and President

GARY DECKER

____

KEN HENDERSON

____